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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------
                             WASHINGTON, D.C. 20599
                                    FORM 8-K
                                    --------
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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
   Date of Report (Date of earliest event reported)                 March 28, 2000
                                                                  ------------------
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                   BASSETT FURNITURE INDUSTRIES, INCORPORATED
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

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
        VIRGINIA                                            0-209                                      54-0135270
--------------------------------                   -----------------------                       -----------------------
(State or other jurisdiction of                     (Comission File No.)                         (I.R.S. Employer
   incorporation or organization)                                                                Identification No.)

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           3525 FAIRYSTONE PARK HIGHWAY
           BASSETT, VIRGINIA                                  24055
     --------------------------------------------------------------------------
     (Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code        540/629-6000
                                                          --------------------
Item 5.  Other Events

         On March 28, 2000, Bassett Furniture Industries issued the news release attached hereto as Exhibit (99) to this report (the "News Release")relating to, among other things, the election of Robert H. Spilman, Jr., formerly president and chief operating officer, as chief executive officer. The News Release is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

                  (99)               New release issued March 28, 2000





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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BASSETT FURNITURE INDUSTRIES, INCORPORATED

Date:  March 28, 2000               By: /s/ BARRY C. SAFRIT
                                    -----------------------------
                                    Barry C. Safrit
                                       Title: Vice President, Chief Accounting
                                       Officer


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                                  EXHIBIT INDEX

                                  Description

Exhibit No.                       News release issued March 28,2000